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                                                                   Exhibit 10.7

                SENIOR SUBORDINATED CONVERTIBLE PROMISSORY NOTE
                        AND WARRANT PURCHASE AGREEMENT

     SENIOR SUBORDINATED CONVERTIBLE PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT dated as of August 12, 1999 by and among Information Management Associates, Inc., a Connecticut corporation (the "Company"), on the one hand, Wand Equity Portfolio II L.P. and Wand Affiliates Fund L.P. (collectively, with their respective successors and assigns, the "Investors"), on the other hand.

     WHEREAS, the Investors wish to purchase from the Company and the Company wishes to sell to the Investors the Company's 9% Senior Subordinated Convertible Promissory Note in the principal face amount of $5,000,000 (the "Note") according to the terms and subject to the conditions set forth in this Agreement and in the Note; and

     WHEREAS, the Investors wish to purchase from the Company and the Company wishes to sell to the Purchasers warrants (the "Warrants") initially exercisable for up to an aggregate of 425,000 shares of the common stock, without par value, of the Company (the "Common Stock"), according to the terms and subject to the conditions set forth in this Agreement and in the Warrants;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:


                                   ARTICLE I

                           THE NOTE AND THE WARRANTS

     SECTION 1.01 Issuance, Sale and Delivery of the Note and Warrants. In
                  ----------------------------------------------------
accordance with the terms hereof, the Company agrees to issue and sell to the Investors and the Investors hereby agree to purchase from the Company, the Note and the Warrants for an aggregate purchase price of $5,000,000. The Note shall have such terms and conditions and shall be substantially in the form set forth in Exhibit A attached hereto; and the Warrants shall have such terms and
   ---------
conditions and shall be substantially in the form as set forth in Exhibit B
                                                                  ---------
attached hereto.

     SECTION 1.02  Closing.  The closing shall take place at the offices of
                   -------
Skadden, Arps, Slate, Meagher & Flom, LLP, 919 Third Avenue, New York, New York 10022-3897, at 10:00 a.m., New York time, on August 12, 1999, or at such other location, date and time as may be agreed upon between the Investors and the Company (such closing being called the "Closing" and such date and time being called the "Closing Date"). At the Closing, the Company shall issue and deliver to the Investors the Note in substantially the form attached hereto as Exhibit A
                                                                       ---------
and Warrants in substantially the form attached hereto as Exhibit B, in
                                                          ---------
definitive form, in the name of the Investors. As payment in full for the Note and Warrants being purchased by the Investors

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under this Agreement, and against delivery of the Note and Warrants therefor as aforesaid, on the Closing Date the Investors shall transfer an aggregate of $5,000,000 to the account of the Company by wire transfer.

     SECTION 1.03  Warrant Shares. Shares of Common Stock to be issued to
                   --------------
the Investor upon the exercise of the Warrants shall be referred to herein as the "Warrant Shares."

     SECTION 1.04  Character of the Warrants.  The Company and the
                   -------------------------
Investors, having adverse interests and as a result of arm's length bargaining, agree that (i) neither of the Investors nor any of their affiliates has rendered or has agreed to render any services to the Company in connection with this Agreement or the issuance of the Note and Warrants; and (ii) the Warrants, when issued, shall not be issued as compensation. The Company and the Investors agree that the aggregate fair market value of the Warrants is equal to $425,000. The parties agree not to take any action that is inconsistent with such agreed value and, without limitation, agree to file all tax returns and reports consistent with such value.

                                  ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Investors that, except as set forth in the Disclosure Schedule attached as Schedule I (which Disclosure
                                                 ----------
Schedule makes explicit reference to the particular representation or warranty as to which exception is taken, which in each case shall constitute the sole representation and warranty as to which such exception shall apply; except that any disclosure as to which it shall be obvious from the face thereof shall also apply to any other representation and warranty):

     SECTION 2.01  Organization, Qualifications and Corporate Power.
                   ------------------------------------------------

          (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Connecticut and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification in order to avoid a Material Adverse Effect (as herein defined). As used herein, "Material Adverse Effect" means a material adverse effect on the financial condition, assets, liabilities, results of operations or prospects of the Company. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement, the Note, the Warrants and that certain Registration Rights Agreement with the Investors in the form attached as Exhibit C (the "Registration Rights
                                           ---------
Agreement," and collectively with this Agreement, the Note and the Warrants, the "Transaction Documents").

          (b) The Company's subsidiaries are listed on Schedule I (the "Subsidiaries"). Except for the Subsidiaries, the Company does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity.

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     SECTION 2.02  Authorization of Agreements, Etc.
                   --------------------------------

          (a) The execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations thereunder and the issuance and delivery of the Warrant Shares have been duly authorized by all requisite corporate action and will not violate any provision (i) of the Certificate of Incorporation of the Company, as amended or the By-laws of the Company, as amended, (ii) of law, any order of any court or other agency of government, or (iii) of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument (except for conflicts, breaches or defaults under clauses (ii) and (iii) which would not, individually or in the aggregate, have a Material Adverse Effect), or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) The shares of Common Stock issuable upon exercise of the Warrants have been duly reserved for issuance upon such exercise and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in the Registration Rights Agreement. Neither the issuance, sale or delivery of the Warrant Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

     SECTION 2.03  Validity.  This Agreement has been duly executed and
                   --------
delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The other Transaction Documents, when executed and delivered in accordance with this Agreement, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

     SECTION 2.04  Authorized Capital Stock.  The authorized capital stock
                   ------------------------
of the Company consists of 20,000,000 shares of Common Stock and 500,000 shares of Preferred Stock. Immediately prior to the Closing, 9,698,106 shares of Common Stock will be validly issued and outstanding, fully paid and nonassessable and no shares of Preferred Stock are issued and outstanding. The Company has granted non-qualified stock options which will vest over the next four years pursuant to a stock option grant plan. 2,101,954 shares have been granted in accordance with such plan, 1,016,156 shares have vested under such plan and 750,787 shares are authorized by not yet awarded. All shares of Common Stock issued pursuant to such plan are validly issued and outstanding, fully paid and nonassessable. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the authorized capital stock of the Company are as set forth in the Certificate of Incorporation, a copy of which is attached as Exhibit D and all such
                                              ---------
designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as provided for in the Certificate of Incorporation or as set forth in the attached Schedule II, the Company has no obligation
                             -----------
(contingent or other) to purchase, redeem or

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otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. To the best of the Company's knowledge there are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company (whether or not the Company is a party thereto). All of the outstanding securities of the Company were issued in compliance with all applicable Federal and state securities laws.

     SECTION 2.05  Events Subsequent to the Date of the Balance Sheet.
                   --------------------------------------------------
Except as disclosed in filings made by the Company with the Securities and Exchange Commission ("Public Filings"), since March 31, 1999, the Company has not (i) made any material change in the manner of business or operations of the Company, (ii) entered into any transaction except in the ordinary course of business consistent with past practice or as otherwise contemplated hereby,
(iii) taken any action that could have a Material Adverse Effect or (iv) entered into any commitment (contingent or otherwise) to do any of the foregoing.

     SECTION 2.06  Litigation; Compliance with Law.
                   -------------------------------

          (a) There is no (i) action, suit, claim, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Company pending under collective bargaining agreements or otherwise or (iii) governmental inquiry pending or, to the best of the Company's knowledge, threatened against or affecting the Company (including without limitation any inquiry as to the qualification of the Company to hold or receive any license or permit) that could (in the case of any matter described in clauses (i), (ii), or
(iii)) have a Material Adverse Effect. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Company pending, threatened or contemplated against others that could have Material Adverse Effect.

          (b) The Company has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services; the Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, and the Company has been operating its business pursuant to and in compliance with the terms of all such permits, licenses and other authorizations, in each case where the failure to be in compliance or to possess such a permit, license or other authorization would, individually or in the aggregate, have a Material Adverse Effect.

          (c) There is no existing law, rule, regulation or order, and the Company is not aware of any proposed law, rule, regulation or order, whether Federal, state, county or local, which would prohibit or restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

     SECTION 2.07  Proprietary Information of Third Parties.
                   ----------------------------------------

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          (a) No third party has claimed or, to the best of the Company's knowledge, has reason to claim that any person employed by or affiliated with the Company has (i) violated or may be violating any of the terms or conditions of his employment, non-competition or non-disclosure agreement with such third party, (ii) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or
(iii) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company which suggests that such a claim might be contemplated.

          (B) To the best of the Company's knowledge, none of the execution or delivery of this Agreement, or the carrying on of the business of the Company by any officer, director or key employee of the Company, or the conduct or proposed conduct of the business of the Company, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

     SECTION 2.08  Patents, Trademarks, Etc.
                   -------------------------

          (a) Set forth in Schedule I is a list and brief description of all
                           ----------
domestic and foreign patents, patent rights, patent applications, trademarks, trademark applications, internet domain names, service marks, service mark applications, trade names owned by the Company. The Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, internet domain names, copyrights, manufacturing processes, formulae, trade secrets, customer lists, know how and rights of publicity and privacy with respect to likenesses and data pertaining to real persons (collectively, "Intellectual Property") used in or necessary to the conduct of its business as conducted and as proposed to be conducted. No claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any other person under any Intellectual Property or that any third party is infringing upon or conflicting with the asserted rights of the Company under any Intellectual Property.

          (b) All patents, registrations and applications for Intellectual Property that are set forth in Schedule I (i) are valid and enforceable, and have been duly maintained, (ii) are standing in the record ownership of the Company (or all documents needed to bring title to such Intellectual Property into the name of the Company have been filed and all recording fees paid) and
(iii) have not lapsed, expired or been abandoned, and are not the subject of any opposition, interference, cancellation proceeding or other legal or governmental proceeding before any governmental entity in any jurisdiction that could have a Material Adverse Effect on the Company. No claim is pending or to the best of the Company's knowledge threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and there is no basis for any such claim (whether or not pending or threatened). The Company is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations under this Agreement, in breach of any license, sublicense or other agreement relating to Intellectual Property.

     SECTION 2.09  Title to Properties.  The Company has good, clear and
                   -------------------
valid title to its properties and assets reflected on the Balance Sheet or acquired by it since the date of the Balance Sheet (other than properties and assets disposed of in the ordinary course of business since the date of the Balance Sheet), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances (including without limitation, easements and licenses), except for any security interest which will be granted in favor of any lender that provides senior debt financing not to exceed $8,000,000, for which the Company is currently negotiating and liens for or current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company, including, without limitation, the ability of the Company to secure financing using such properties and assets as collateral. To the best of the Company's knowledge after due inquiry, there are no condemnation, environmental, zoning or other land use regulation proceedings, either instituted or planned to be instituted, which would adversely affect the use or operation of the Company's properties and assets for their respective intended uses and purposes, or the value of such properties, and the Company has not received notice of any special assessment proceedings which would affect such properties and assets.

     SECTION 2.10  Insurance.  The Company holds valid policies covering
                   ---------
all of the insurance required to be maintained by it under Section 5.03.

     SECTION 2.11  Taxes.  The Company has filed all tax returns, Federal,
                   -----
state, county and local, required to be filed by it and the Company has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. The Company has established adequate reserves for all taxes accrued but not yet payable. Except as set forth in Schedule I, all tax elections of any type which the Company has made
         ----------
as of the date hereof are set forth in the financial statements referred to in
Section 2.05. The Federal income tax returns of the Company have never been audited by the Internal Revenue Service. No deficiency assessment with respect to or proposed adjustment of the Company's Federal, state, county or local taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien (other than for current taxes not yet due and payable), whether imposed by any Federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company.

     SECTION 2.12  Material Contracts.  The Company, and to the best of the
                   ------------------
Company's knowledge, each other party thereto has in all material respects performed all the obligations required to be performed by them to date (or each non-performing party has received a valid, enforceable and irrevocable written waiver with respect to its non-performance), have received no notice of default and are not in default (with due notice or lapse of time or both) under any agreement, instrument, commitment, plan or arrangement to which the Company is a party or by which it or its property may be bound, which the default would, individually or in the aggregate, have a Material Adverse Effect. The Company has no present expectation or intention of not fully performing all its obligations under each such agreement, instrument, commitment, plan or arrangement, and the Company has no knowledge of any breach or anticipated breach by the other party to any material agreement, instrument, commitment, plan or arrangement to which the Company is a party. The Company is in compliance with all of the terms and provisions of its Certificate of Incorporation and By-laws, as amended.

     SECTION 2.13  Loans and Advances.  Except as set forth on Schedule I,
                   ------------------                          ----------
the Company does not have any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Company in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company.

     SECTION 2.14  Assumptions, Guaranties, Etc. of Indebtedness of Other
                   ------------------------------------------------------
Persons.  The Company has not assumed, guaranteed, endorsed or otherwise become
-------
directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

     SECTION 2.15  Significant Customers and Suppliers.  No customer or
                   -----------------------------------
supplier which was significant to the Company during the past two year period has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Company, as the case may be.

     SECTION 2.16  Governmental Approvals.  Subject to the accuracy of the
                   ----------------------
representations and warranties of the Investors set forth in Article III, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of any of the Transaction Documents or the issuance and delivery of the Warrant Shares, other than (i) filings pursuant to Regulation D promulgated by the Securities and Exchange Commission and state securities laws (all of which filings have been made by the Company, other than those which are required to be made after the Closing and which will be duly made on a timely basis) in connection with the sale of the Note and the Warrants, and (ii) with respect to the Registration Rights Agreement, the registration of the shares covered thereby with the Commission and filings pursuant to state securities laws.

     SECTION 2.17  Disclosure.  Neither this Agreement, nor any Schedule or
                   ----------
Exhibit to this Agreement, nor any of the Public Filings (as of the respective dates thereof) (collectively, the "Disclosure Materials"), contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading in the light of the circumstances in which they were made except in the case of the Public Filings for statements that have been superseded or corrected in any subsequent Public Filing.

     SECTION 2.18  Offering of the Note and Warrants.  Neither the Company
                   ---------------------------------
nor any person acting on its behalf has taken or will take any action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which might require the integration of such security with the Note and Warrants under the Securities Act or the rules and regulations of the Commission thereunder), so as to subject the offering, issuance or sale of the Note and Warrants to the registration provisions of the Securities Act.

     SECTION 2.19  Brokers.  The Company has no contract, arrangement or
                   -------
understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement, and/or recent proposed investment transactions within the prior 12 months.

     SECTION 2.20  Knowledge.  As used herein, the knowledge of the Company
                   ---------
means the actual knowledge after reasonable investigation as of the Closing Date of any officer or employee of the Company in a position to have knowledge and information based on the nature and function of such person's position with the Company.


                                  ARTICLE III

         REPRESENTATIONS AND WARRANTIES AND COVENANTS OF THE INVESTORS

     SECTION 3.01  Investor Representations and Warranties.  Each Investor
                   ---------------------------------------
severally represents and warrants to the Company that:

          (a) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Note or the Warrants;

          (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

          (c) it has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

          (d) the Note, Warrants and Warrant Shares being purchased by it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof;

          (e) it understands that (i) the Note, the Warrants and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act, (ii) the Note, the Warrants and Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Warrant Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect;

          (f) all action on the part of each of the Investor's partners, board of directors, shareholders and members, as applicable, necessary for the authorization, execution, delivery and performance of the Transaction Documents by each Investor, the purchase of and payment for the Note and the Warrants and the performance of all of each Investor's obligations under the Transaction Documents has been taken or will be taken prior to Closing. The Transaction Documents, when executed and delivered be each Investor, shall constitute valid and binding obligations of each Investor, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies; provided, however, that the Investors make no representations as the enforceability of the indemnification provisions contained in the Registration Rights Agreement.

     SECTION 3.02  Investor Covenants.  Each Investor severally covenants to the
                   ------------------
Company that in no event will it dispose of any of the Note or the Warrants or the Warrant Shares (other than in conjunction with an effective registration statement for such securities under the Act or other than to an affiliate of either Investor) unless and until such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and substance to the Company to the effect that (x) such disposition will not require registration under the Act and
(y) appropriate action necessary for compliance with the Act, and any other applicable securities laws of any jurisdiction has been taken.


                                  ARTICLE IV

                CONDITIONS TO THE OBLIGATIONS OF THE INVESTORS

     The obligations of the Investors to purchase and pay for the Note and Warrants being purchased by it on the Closing Date are subject to the satisfaction, on or before the Closing Date, of the following conditions; which may be waived or modified only at the option of the Investors:

          (a)  Opinion of Company's Counsel. The Investors shall have received
               ----------------------------
from LeBoeuf, Lamb, Greene & MacRae, counsel for the Company, an opinion dated the Closing Date, in form and scope satisfactory to the Investors and counsel to the Investors, subject to customary qualifications, to the effect that:

               (i) The Company is a corporation validly existing and in good standing under the laws of Connecticut. The Company has the corporate power and authority to own and hold its properties and to carry on its business as currently conducted and as proposed to be conducted. The Company has the corporate power and authority to execute, deliver and perform each of the Transaction Documents and to issue and deliver the Warrant Shares.

               (ii) All of the Transaction Documents have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms (subject, as to enforcement of remedies, to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally), except that such counsel need not express any opinion as to the validity or enforceability of the indemnification and contribution provisions of the Registration Rights Agreement.

               (iii) The execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations thereunder and the issuance and delivery of the Warrant Shares, will not violate any provision of law, the Certificate of Incorporation or By-laws, as amended, of the Company, or, to the knowledge of such counsel, any material provision of any order of any court or other agency of government or any material indenture, agreement or other instrument known to such counsel to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company. In rendering the foregoing opinion, such counsel may rely on a certificate as to certain facts from an officer of the Company, may assume full disclosure to the Investors of all material facts and, with respect to performance by the Company of its obligations under the Registration Rights Agreement, may assume compliance by the Company at such time with the registration requirements of the Securities Act and with applicable state securities laws and may disclaim any opinion as to the validity or enforceability of the indemnification and contribution provisions of the Registration Rights Agreement.

               (iv) The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, without par value and 500,000 shares of Preferred Stock, without par value. Immediately prior to the Closing, no shares of Preferred Stock will be issued and outstanding. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the authorized capital stock of the Company are as set forth in the Certificate of Incorporation, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws (subject, as to enforcement, to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally).

               (v) The shares of Common stock issuable upon exercise of the Warrants have been duly authorized and reserved by all required corporate action and when issued and paid for in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof. Neither the issuance, sale or delivery of the shares of Common stock issuable upon exercise of the Warrants is subject to any preemptive right of stockholders of the Company arising under law or the Certificate of Incorporation or By-laws of the Company, each as amended, or, to the knowledge of such counsel, to any contractual right of first refusal or other right in favor of any person.

               (vi)  Except as described in Schedule I, LeBoeuf, Lamb, Greene &
                                            ----------

     MacRae, L.L.P. has not been engaged by the Company to give substantive legal advice with respect to any (A) action, suit, claim, proceeding or investigation pending or threatened against or affecting the Company, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (B) arbitration proceeding relating to the Company pending under collective bargaining agreements or (C) governmental inquiry pending or threatened against or affecting the Company (including, without limitation, any inquiry as to the qualification of the Company to hold or receive any license or permit). To the knowledge of such counsel, the Company is not in default with respect to any order, writ, injunction or decree known to such counsel of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

               (viii) Assuming the accuracy of the representations and warranties of the Investors set forth in Article III, no registration or filing with, and no consent or approval of, or other action by any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of the Transaction Documents or the issuance and delivery of the Warrant Shares, other than filings pursuant to Regulation D promulgated by the Securities and Exchange Commission and state securities laws (all of which filings, other than those which are required to be made after the Closing, have been made by the Company). In rendering the foregoing opinion with respect to performance by the Company of its obligations under the Registration Rights Agreement, such counsel may assume compliance by the Company at such time with the registration requirements of the Securities Act and with applicable state securities laws.

               (ix) To the knowledge of such counsel, none of the outstanding shares of Common Stock is the subject of any recission claim alleging that such shares have been issued in violation with the registration requirements of the Act or any applicable state securities laws. The shares of Preferred Stock, when issued and paid for in accordance with the terms of this Agreement and the shares of Common Stock issuable upon exercise of the Warrant, when issued and paid for in accordance with the terms of the Warrants, will be issued in compliance with the registration requirements of the Act and all applicable state securities laws.


          (b) Representations and Warranties to be True and Correct. The
              -----------------------------------------------------
representations and warranties contained in Article II shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the President and Chief Financial Officer of the Company shall have certified to such effect to the Investors in writing.

          (c) Performance; Closing Certificate Deliveries. The Company shall
              -------------------------------------------
have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date, and the President and Chief Financial Officer of the Company shall have delivered a certificate to the Investors confirming in writing to such effect and to the further effect that all of the conditions set forth in this Article IV have been satisfied.

          (d)  All Proceedings to be Satisfactory. All corporate and other
               ----------------------------------
proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors and counsel to the Investors, and the Investors and counsel to the Investors shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

          (e)  Supporting Documents.  The Investors and counsel to the Investors
               --------------------
shall have received copies of the following documents:

               (i) (A) the Certificate of Incorporation, certified as of a recent date by the Secretary of State of the State of Connecticut and (B) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company.

               (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the shareholders of the Company authorizing the execution, delivery and performance of the Transaction Documents and the reservation, issuance and delivery of the shares of Common Stock to be issued upon exercise of the Warrants, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by the Transaction Documents; (C) that the Certificate of Incorporation have not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above; and (D) to the incumbency and specimen signature of each officer of the Company executing any of the Transaction Documents, and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii); and

               (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Investors or counsel to the Investors reasonably may reasonably request.

          (f)  Registration Rights Agreement.  The Company shall have executed
               -----------------------------
and delivered the Registration Rights Agreement.

          (g)  Fairness Opinion.  The Company shall have received a favorable
               ----------------
fairness opinion with respect to the transaction contemplated by this Agreement and the Transaction

Documents from SoundView Technology Group, Inc.

          (h)  Approval by Investors' Advisory Committee. The Investors'
               -----------------------------------------
Advisory Committee shall have approved of the transaction contemplated by this Agreement and the Transaction Documents.

          (i)  Transaction Fee.  The Company shall have paid (i) a $100,000
               ---------------
transaction fee to the Investors and (ii) an amount calculated by multiplying
(a) the amount by which the per share price of Common Stock at the end of
 -
trading on August 12, 1999 exceeds $3.25 or, if the per share price of Common Stock at the end of trading on August 12, 1999 is equal to or less than $3.25, zero by (b) 425,000.
         -

          (j)  Fees of Investors' Counsel.  The Company shall have paid in
               --------------------------
accordance with Section 6.01 the fees and disbursements of Skadden, Arps, Slate, Meagher & Flom, LLP, counsel to the Investors.

          (k)  Due Diligence Review.  Representatives of the Investors and
               --------------------
counsel to the Investors shall have satisfactorily completed a comprehensive business and legal due diligence review of the Company.

All such documents shall be reasonably satisfactory in form and substance to the Investors and counsel to the Investors.


                                   ARTICLE V

                           COVENANTS OF THE COMPANY

     The Company covenants and agrees with the Investors that until the repayment of all amounts due and payable under the Note:

     SECTION 5.01  Reserve for Warrant Shares.  The Company shall at all times
                   --------------------------
reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the exercise of the Warrants and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the exercise of the Warrants or otherwise to comply with the terms of this Agreement (the "Reserved Shares"). If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the Warrants or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon the exercise of the Warrants. The Company will not issue any of its current or future authorized but unissued Reserved Shares without the written consent of the Investors, except upon the exercise of the Warrants in accordance with the terms thereof.

     SECTION 5.02  Corporate Existence.  The Company shall maintain its
                   -------------------
corporate existence, rights and franchises in full force and effect.

     SECTION 5.03  Properties, Business, Insurance.  The Company shall maintain
                   -------------------------------
insurance on its properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient. The Company shall not cause or permit any assignment or change in beneficiary and shall not borrow against any such policy.

     SECTION 5.04  Inspection, Consultation and Advice.  The Company shall
                   -----------------------------------
permit a representative of the Investors, at the Investors' expense, to visit and inspect any of the properties of the Company, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), and consult with and advise the management of the Company as to their affairs, finances and accounts, all at reasonable times and upon reasonable prior notice. The Investors agree that they shall keep all information regarding the Company or the Subsidiaries obtained by the Investors or their representatives confidential and shall not disclose such information to any other person or use such information for any purpose other than monitoring their investment. The Investors further agree not to use such information in any way that would be a violation of federal securities laws.

     SECTION 5.05  Restrictive Agreements Prohibited.  The Company shall not
                   ---------------------------------
become a party to any agreement which by its terms restricts the Company's performance of any of the Transaction Documents or the Certificate of Incorporation.

     SECTION 5.06  Compliance with Laws.  The Company shall comply with all
                   --------------------
applicable laws, rules, regulations and orders, noncompliance with which would have a Material Adverse Effect.

     SECTION 5.07  Dividends and Distributions.  The Company will not declare or
                   ---------------------------
pay any dividends, or purchase, redeem, retire, or otherwise acquire for value any of its capital stock (or any rights, options or warrant to purchase such shares) now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, provided,
                                                                      --------
however, that nothing herein contained shall prevent the Company from:
-------

          (i) effecting a stock split (except for a reverse stock split) or declaring or paying any dividends consisting of shares of Common Stock to the holders of shares of Common Stock;

          (ii) complying with any specific provisions of the terms of the Note, the

Warrants or this Agreement;

          (iii) repurchasing any stock at cost pursuant to restricted stock agreements with employees, consultants, directors, and others under restricted stock agreements previously approved by the board of directors and disclosed to the Investors; and

          (iv) making annual distributions to its stockholders in an amount sufficient to cover such stockholder's tax liabilities resulting from the ownership of Common Stock of the Company.

     SECTION 5.08  Merger or Disposition.  The Company shall not without the
                   ---------------------
prior written approval of the Investors merge or consolidate with, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) substantially all of its assets (whether now owned or hereafter acquired), except for sales or other dispositions of assets in the ordinary course of business provided, however,
                                                          --------  -------
that the Company may merge another entity into it or otherwise acquire such entity so long as the Company is the surviving entity, the holders of voting stock of the Company immediately prior to such merger are the holders of not less than 100% of the voting stock of the merged or acquired company immediately following such merger, such merger or acquisition will be accretive to the Company's earnings, such merger or acquisition does not result in the violation of any of the provisions of this Agreement and no such violation exists at the time of such merger or acquisition. The provisions of this Section 5.08 shall not apply to any merger, consolidation, sale, assignment lease or other transaction or series of transactions wherein the Company disposes of a majority of its assets or voting stock in exchange for cash or other assets that would yield a realized return to the Investor of two times Investors' Investment Amount and would yield an internal rate of return to the Investors of 35% compounded annually on the total of the Investors' Investment Amount. For purposes of this Section 5.08 immediately below, "Investment Amount" shall equal the sum of $5,000,000, plus (i) all interest and other amounts payable by the Company to the Investors under the terms of the Note; and (ii) the fair market value (determined by reference to the per share amount of consideration paid by the acquiring company for the Common Stock of the Company) of all shares of Common Stock issuable upon exercise of the Warrants.

     SECTION 5.09  Material Adverse Effect.  The Company will not take any
                   -----------------------
action which will have a Material Adverse Effect on the rights, preferences or privileges afforded the Investors under the Transaction Documents.

     SECTION 5.10  Termination of Covenants. Unless sooner terminated, all of
                   ------------------------
the covenants set forth in this Article V shall terminate and be of no further force or effect as to the Investors when the Company has repaid the Note in full along with all interest and other payments required thereunder.

                                  ARTICLE VI

                                 MISCELLANEOUS

          SECTION 6.01  Expenses.  Each party hereto will pay its own expenses
                        --------
in
connection with the transactions contemplated hereby, whether or not such transactions shall be consummated, provided, however, that the Company shall pay the reasonable fees and disbursements of Investors' counsel, Skadden, Arps, Slate, Meagher & Flom LLP, in connection with such transactions, which shall in no event exceed $40,000.

     SECTION 6.02  Bank Agreements.  If the Company's senior creditor bank so
                   ---------------
requests, the Investors shall enter into an Intercreditor Agreement and Subordination Agreement with such bank, with respect to the Company's indebtedness obligations in favor of the Investors under the terms of the Note, with such terms and conditions to be reasonably satisfactory to the Investors.

     SECTION 6.03  Survival of Agreements.  All covenants, agreements,
                   ----------------------
representations and warranties made in any of the Transaction Documents or any certificate or instrument delivered to the Investors at the Closing pursuant to or in connection with any of the Transaction Documents, shall survive the execution and delivery of all of the Transaction Documents and the issuance and delivery of the Warrant Shares, and all statements contained in any certificate or other instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company. All such representations and warranties shall terminate and cease to be in effect on the first anniversary of the Closing.

     SECTION 6.04  Brokerage.  Each party hereto will indemnify and hold
                   ---------
harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

     SECTION 6.05  Parties in Interest.  All representations, covenants and
                   -------------------
agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefitting the Investors shall inure to the benefit of any and all subsequent holders from time to time of Warrant Shares.

          SECTION 6.06  Notices.  All notices, requests, consents and other
                        -------
communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

          (a) if to the Company, at Information Management Associates, One Corporate Drive, Suite #414, Shelton, Connecticut 06484, Attention: President, with a copy to Thomas L. Fairfield, Esq., LeBoeuf, Lamb, Greene & MacRae, L.L.P., 225 Asylum Street, Hartford, Connecticut, 06103; and

          (b) if to the Investors, at Wand Partners LLC, 630 Fifth Avenue, Suite 2435, New York, New York 10111, with a copy to Marcia Nirenstein, Esq., Skadden, Arps, Slate, Meagher & Flom, LLP, 1440 New York Avenue, N.W., Washington, D.C. 20005.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

     SECTION 6.07  Governing Law.  This Agreement shall be governed by and
                   -------------
construed in accordance with the laws of the State of New York.

     SECTION 6.08  Entire Agreement.  This Agreement, including the Schedules
                   ----------------
and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

     SECTION 6.09  Counterparts.  This Agreement may be executed in two or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 6.10  Amendments.  This Agreement may not be amended or modified,
                   ----------
and no provisions hereof may be waived, without the written consent of the Company and each of the Investors.

     SECTION 6.11  Severability.  If any provision of this Agreement shall be
                   ------------
declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

     SECTION 6.12  Titles and Subtitles.  The titles and subtitles used in this
                   --------------------
Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

     SECTION 6.13  Certain Defined Terms.  As used in this Agreement, the term
                   ---------------------
"person" shall mean an individual, corporation, trust, partnership, joint
 ------
venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

          IN WITNESS WHEREOF, the Company and the Investors have executed this Agreement as of the day and year first above written.

                                                 INFORMATION MANAGEMENT
                                                 ASSOCIATES, INC.

                                                 By:____________________________
                                                 Name:__________________________

[Corporate Seal]              Title:___________________________


Attest:

_______________________________
Secretary

INVESTORS:

WAND EQUITY PORTFOLIO II L.P.

By:____________________________

Name: _________________________

Title:_________________________


WAND AFFILIATES FUND L.P.

By:____________________________

Name:__________________________

Title:_________________________

                                  SCHEDULE I
                                  ----------

                              Disclosure Schedule
                              -------------------

                                  SCHEDULE II
                                  -----------

                                 Capitalization
                                 --------------

                                       20